Exhibit 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”), dated as of _____, 2010 (the “Effective Date”), is entered into by and between New Generation Biofuels Holdings, Inc., a Florida corporation (the “Company”), and the persons named on Schedule I attached hereto (each a “Purchaser” and collectively the “Purchasers”) that are signatories to this Agreement and any Additional Purchaser (as defined below) that executes a Joinder Agreement in the form attached hereto as Exhibit A.

The parties, intending to be legally bound, hereby agree as follows:

1.           Purchase and Sale of Convertible Note; Issuance of Warrants; Security Interest.

1.1           Authorization.  On or before the Initial Closing (as defined below), the Company shall have authorized the offer, issuance and sale of (i) secured convertible promissory notes in the form attached hereto as Exhibit B (the “Notes”) in an aggregate original principal amount of up to $2,000,000 (the “Maximum Aggregate Principal Amount”), convertible into the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon the terms and conditions set forth in such Note; and (ii) warrants in the form attached hereto as Exhibit C (the “Warrants”) to purchase up to 1,111,111 shares of Common Stock (the “Warrant Shares”)

1.2           Sale and Issuance of Convertible Notes and Warrants.  Subject to the terms and conditions of this Agreement, the Purchasers listed on Schedule I agree, severally and not jointly, to purchase from the Company, and the Company agrees to sell and issue to the Purchasers, at the Closing (as defined below), the Notes set forth opposite each Purchaser’s name on Schedule I attached hereto at a purchase price equal to the principal amount of each such Note as set forth in such Schedule I (the “Note Purchase Price”). The Company also agrees to issue to each  Purchaser a Warrant to purchase a number of shares of Common Stock equal to 50% of the Note Purchase Price to be paid divided by $0.90, the consolidated closing bid price of the Company’s Common Stock on the Nasdaq Capital Market immediately prior to entering into this Agreement, at an exercise price of $0.90 per share. No Warrant to purchase a fraction of a share of Common Stock will be issued, and all fractions will be rounded down to the nearest whole number.

1.3           Security Interest. The indebtedness represented by the Notes shall be secured and shall be entitled to the benefit of two security agreements: (a) one security agreement  in the form attached hereto as Exhibit D (the “Pledge Agreement”), pursuant to which 2020 Energy LLC shall grant the Purchasers a first priority security interest in a number of shares of the Company’s Common Stock held by 2020 Energy LLC equal to 120% of the Maximum Aggregate Principal Amount divided by the consolidated closing bid price of the Company’s Common Stock on the Nasdaq Capital Market immediately prior to entering into this Agreement and (b) another security that is incorporated into the Notes pursuant to which the Company shall grant the Purchasers a security interest in assets owned by the Company contained in the Company’s leased plant facility located in Baltimore, Maryland.

2.           Closing; Deliveries.

2.1           Closing. Subject to the satisfaction of the closing conditions (as set forth below), the closing (the “Initial Closing”) of the purchase and sale of the Notes and the issuance of the Warrants shall take place at the offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004 on such date as determined by the Company.  The Company shall notify the Purchasers of the date of the Initial Closing.  At one or more subsequent closings (each, a “Subsequent Closing,” and together with the Initial Closing, the “Closing”), and subject to the satisfaction of the Subsequent Closing conditions (as set forth below), the Company may sell additional Notes and issue additional Warrants to additional Purchasers (the “Additional Purchasers”) provided that the Company does not issue Notes pursuant to this Agreement with an aggregate principal amount equal to the Maximum Aggregate Principal Amount.

2.2           Deliveries.

(a)           Closing.  At the Initial Closing, (i) each Purchaser shall deliver to the Company a check or wire transfer of funds in the amount of such Purchaser’s Note Purchase Price as indicated on Schedule I and (ii) the Company shall issue and deliver to each Purchaser (x) a Note in favor of such Purchaser payable in the principal amount opposite each Purchaser’s name on Schedule I attached hereto and (y) a Warrant providing such Purchaser with the right to purchase the number of Warrant Shares opposite each Purchaser’s name on Schedule I attached hereto.

(b)           Subsequent Closings.  At the Subsequent Closing, (i) each Additional Purchaser shall deliver to the Company (x) an executed Joinder Agreement in the form attached hereto as Exhibit A and (y) a check or wire transfer of funds in the amount of such Additional Purchaser’s Note Purchase Price as indicated on the Joinder Agreement for such Additional Purchaser and (ii) the Company shall issue and deliver to each Additional Purchaser (x) a Note in favor of such Additional Purchaser payable in the principal amount set forth on the Joinder Agreement, and (y) a Warrant evidencing such Additional Purchaser’s right to acquire the number of shares of Warrant Shares as set forth on the Joinder Agreement.

3.           Representations, Warranties and Covenants of the Company.  The Company  represents and warrants to the Purchasers as follows:

3.1           Organization and Authorization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and is duly qualified under all applicable laws to carry on its business in the places and in the manner as now conducted.  The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement, including, without limitation, to sell and issue the Notes and Warrants hereunder, and to issue the Common Stock issuable upon conversion of the Note or exercise of the Warrant, and to own operate and lease its assets and to carry on its business as currently conducted.

3.2           Capitalization.  Immediately prior to the Closing, the Company’s authorized capital stock is substantially as disclosed in the Company’s reports filed with the Securities and Exchange Commission.

3.3           Binding Obligation.  This Agreement and all other instruments and agreements contemplated herein constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (except as limited by applicable bankruptcy, moratorium, insolvency or other similar laws affecting generally the rights of creditors or by principles of equity), and the execution, delivery and performance of this Agreement and such other agreements by the Company does not and, to the knowledge of the Company, will not: (i) conflict with, or violate any provision of, statute, law, rule, regulation, order, judgment, injunction, decree or award of any arbitrator or governmental authority having applicability to the Company or its business, assets, or properties, or any provision of its certificate of incorporation, bylaws or similar governing instruments or (ii) conflict with, violate, or result in any breach of, or constitute a default under, any agreement or instrument to which the Company is now a party or by which the Company or any of its properties or assets may be bound or affected.

3.4           Issuance of Notes, Warrants and Stock.  All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Notes and Warrants and the reservation of the Common Stock issuable upon exercise of the Warrant has been taken or will be taken prior to the Closing. Upon payment of the full purchase price therefor at the Closing, each Note and Warrant, and the Common Stock issuable upon conversion or exercise thereof, when issued in compliance with the provisions of this Agreement and the Notes or the Warrants, as applicable, will be validly issued, fully paid and non-assessable and free of any liens or encumbrances other than those imposed by federal and state securities laws.

3.5           Litigation.  There are no claims, actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against the Company or relating to this Agreement or the transactions contemplated hereby, at law or in equity or before or by any federal, state, local or foreign court or other governmental department, commission, board, agency, instrumentality or authority, nor any arbitration proceeding.

3.6.           Compliance with Laws.  To the knowledge of the Company, the Company is in compliance with and has complied with all laws, ordinances and regulations of any governmental entity except for violations, if any, which in the aggregate would not have a material adverse effect on the business of the Company.

3.7.           Consents.  No material authorization, consent or approval of, or filing or registration with, any governmental or regulatory body or authority, or any other third party, is necessary for the Company’s execution, delivery and performance of this Agreement, except filings required pursuant to applicable federal and state securities laws and blue sky laws.

4.           Representations and Warranties of the Purchasers.

4.1           Authorization.  Each Purchaser has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of such Purchaser.

4.2           Securities Exemption.  Each Purchaser acknowledges his, her or its understanding that the offering and sale of the Securities (as hereinafter defined) is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, each Purchaser represents and warrants to the Company as follows:

(a)           The Purchaser realizes that the basis for the exemption from registration may not be available if, notwithstanding the Purchaser’s representations contained herein, the Purchaser is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The Purchaser does not have any such intention.

(b)           The Purchaser is acquiring the Securities solely for the Purchaser’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Securities.

(c)           The Purchaser has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for their current needs and contingencies, and has no need for liquidity with respect to the investment in the Company.

(d)           The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received this Agreement, together with the Private Placement Memorandum, and all other documents provided by the Company pursuant to the requests of the Purchaser or its Advisors, if any, and have carefully reviewed them and they understand the information contained therein, prior to the execution of this Agreement.

(e)           The Purchaser (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities.  If other than an individual, the Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

4.3           Information and Sophistication.  The Purchaser acknowledges that it has received all the information it has requested from the Company that it considers necessary or appropriate for deciding whether to acquire the Securities.  The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given to the Purchaser.  The Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.4           Ability to Bear Economic Risk.  The Purchaser acknowledges that its investment in the Securities involves a high degree of risk, and represents that the Purchaser is able, without materially impairing the Purchaser’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Purchaser’s investment in the Securities.

4.5           Restricted Securities.  The Purchaser represents, warrants and agrees that he, she or it will not sell or otherwise transfer any securities issued hereunder (the “Securities”)  without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Purchaser must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Purchaser is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The Purchaser also understands that the Company is under no obligation to register the Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The Purchaser understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

4.6           Legend.  Each Purchaser further understands and agrees that, until so registered or transferred pursuant to the provisions of Rule 144 under the Securities Act, the Note, the Warrant and all certificates evidencing any of the shares of the Company’s Common Stock, issuable upon conversion or exercise thereof, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws.  These securities have been acquired for investment and not with a view to their distribution or resale, and may not be sold, pledged, or otherwise transferred without an effective registration statement for such securities under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the Company to the effect that such registration is not required.

4.7           Accredited Investor Status.  The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

5.           Expenses. Each party shall be responsible for bearing such party’s costs and expenses incurred in connection with the negotiation, execution and delivery of this Agreement.

6.           Miscellaneous.

6.1           Survival of Warranties.  The warranties, representations and covenants of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement until the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

6.2           Remedies.  In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement.  The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law.  No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

6.3           Successors and Assigns.  Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights or obligations under this Agreement, except with the consent of the Purchasers.

6.4           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of New York.

6.5           Counterparts; Facsimile Signatures.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterpart signature pages to this Agreement may be delivered by facsimile transmission.

6.6           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7           Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or five days after deposit with the United States Postal Service, by first class certified or registered mail, return receipt requested,  or one day after deposit with next day air courier, with postage and fees prepaid and addressed to the party entitled to such notice (with a facsimile copy, which shall not be considered notice, to the facsimile numbers below):

If to the Company:

New Generation Biofuels Holdings, Inc.
5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
Phone: (410) 480-8084
Fax: (443) 638-0277
Attn: Cary J. Claiborne

If to a Purchaser:

At the address set forth on the signature page executed by such Purchaser or at such other address or addresses as each party may designate by 10 days’ advance written notice to the other parties to this Agreement.

6.8           Finder’s Fee. Purchasers represent that they neither are nor will be obligated for any finder’s fee or commission in connection with this transaction.  Each Purchaser agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, partners, employees or representatives is responsible.  The Company agrees to indemnify and hold harmless each of the Purchasers from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.9           Amendments and Waivers.  Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and [the holders of at least 51% of the outstanding principal amount due under the Notes[; provided, however, that no amendment or waiver which uniquely or adversely affects any Purchaser shall be binding upon such Purchaser without his, her or its prior written consent.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.  Notwithstanding the foregoing, it is understood and agreed that the Company may (a) add Additional Purchasers as counterparts to this Agreement from time to time pursuant to Section 2.2(b) hereof and (b) modify Schedule I to reflect such additional purchases, in each case without the consent of any other party hereto.

6.10           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.11           Exculpation Among Purchasers.  Each Purchaser acknowledges that such Purchaser is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any other Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with sale and issuance of the Notes and the Warrants.

6.12           Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to the other party in any manner by any warranty, representation, or covenant except as specifically set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Note and Warrant Purchase Agreement as of the date first above written.

COMPANY:

NEW GENERATION BIOFUELS HOLDINGS, INC.

By:
Name:
Title:

PURCHASER:

(name of individual or entity)

(signature of individual or authorized signatory)

(if an entity, print name and title of authorized signatory)

Address:

Phone:
Fax:

Social Security Number:
(for individual investors)

EIN or TIN:
(for entity investors)

NOTE PRINCIPAL AMOUNT TO BE PURCHASED
BY PURCHASER:

[Signature Page to Note and Warrant Purchase Agreement]

Schedule I

Purchaser of Notes and Warrants

Name of Purchaser	Note Purchase Price	Note Principal Amount	Warrant Securities
PURCHASES AT CLOSING ( _/_/2010)
[Insert Name of Purchaser]

INITIAL CLOSING SUBTOTALS	$
ADDITIONAL PURCHASERS

ADDITIONAL PURCHASERS SUBTOTALS
TOTALS	$

EXHIBIT A

JOINDER AGREEMENT

, 2010

The undersigned hereby acknowledges and agrees to become party to and to succeed to all of the rights and obligations of a “Purchaser” under that certain Note and Warrant Purchase Agreement, dated as of        , 2010 (the “Purchase Agreement”), by and between New Generations Biofuels Holdings, Inc., a Florida corporation, and the Purchasers party thereto.  Capitalized terms used but not defined herein shall have the meanings given such terms in the Purchase Agreement.

By execution hereof, the undersigned hereby authorizes the Company to append this Joinder Agreement as a counterpart signature page to the Purchase Agreement.  The undersigned hereby subscribes for the purchase of a Note in the original principal amount specified below and shall be issued a Warrant for the number of shares of Warrant Shares specified below.  Pursuant to Section 4.7 of the Purchase Agreement, the undersigned represents and warrants that the undersigned is an “accredited investor” within the meaning of Rule 501 of the Securities Act.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first above written.

ADDITIONAL PURCHASER:

(name of individual or entity)

(signature of individual or authorized signatory)

(if an entity, print name and title of authorized signatory)

Address:

Tel:
Fax:
Social Security Number:
(for individual investors)

EIN or TIN:
(for entity investors)

PRINCIPAL AMOUNT OF NOTE PURCHASED BY ADDITIONAL PURCHASER:
$

Signature page to Note and Warrant Purchase Agreement Joinder

EXHIBIT B

FORM OF NOTE

EXHIBIT C

FORM OF WARRANT

EXHIBIT D

PLEDGE AGREEMENT